UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 17, 2010

Date of Report (Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-33489	91-1144498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Eastlake Avenue East Seattle, Washington		98102-3702
(Address of principal executive offices)		(Zip Code)

(206) 442-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K (“Amendment”) amends information reported by ZymoGenetics, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2010 (the “Original Form 8-K”). This Amendment is filed by the Company to amend (a) the number of broker non-votes reported under Item 5.07 of the Original Form 8-K in connection with the proposal to elect directors and (b) the number of votes against reported under Item 5.07 of the Original Form 8-K in connection with the ratification of PricewaterhouseCoopers LLP as independent auditors of the Company. Item 5.07 of the Original Form 8-K, as amended, is set forth in its entirety below. No other amendments are being made to the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of ZymoGenetics, Inc. (the “Company”) was held on June 17, 2010. As of April 9, 2010, the record date for the annual meeting, there were 85,709,457 shares of common stock outstanding and entitled to be voted. At the Annual Meeting, 68,728,828 (approximately 80%) of the shares entitled to be voted were represented in person or by proxy, constituting a quorum. The following proposals were submitted to the shareholders at the Annual Meeting:

•	The election of two directors nominated by the Board of Directors to hold office until the 2011 Annual Meeting of Shareholders.

•	The election of three directors nominated by the Board of Directors to hold office until the 2013 Annual Meeting of Shareholders.

•	The ratification of the appointment of PricewaterhouseCoopers LLP, independent registered public accountants, to act as our independent auditors for 2010.

For more information about the foregoing proposals, see our proxy statement dated April 30, 2010, the relevant portions of which are incorporated herein by reference. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

Director Nominee	Votes For	Withheld	Broker Non-Votes
Bruce L.A. Carter, Ph.D.	61,979,491	712,002	6,037,335
James A. Harper	59,698,404	2,993,089	6,037,335
Edward E. Penhoet, Ph.D.	59,692,595	2,998,898	6,037,335
Lars Fruergaard Jørgensen	61,998,924	692,569	6,037,335
A. Bruce Montgomery, M.D.	62,119,930	571,563	6,037,335

The five nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors, and will serve as directors until, in the case of Bruce L.A. Carter, Ph.D., James A. Harper, and Edward E. Penhoet, Ph.D., the 2013 Annual Meeting of Shareholders and, in the case of Lars Fruergaard Jørgensen and A. Bruce Montgomery, M.D., the 2011 Annual Meeting of Shareholders or until their respective successors are elected and qualified.

Ratification of PricewaterhouseCoopers LLP as independent auditors of the Company

The results of the voting included 68,366,209 votes for, 267,468 votes against, and 95,151 votes abstained. The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

	By:	/S/ JAMES A. JOHNSON
Date: July 2, 2010		James A. Johnson
Executive Vice President and Chief Financial Officer